[AIM LOGO APPEARS HERE]       Dear Shareholder:

               [PHOTO of        As the Portfolio's fiscal year end approached,
           Charles T. Bauer,    the U.S. economy was starting to display the
            Chairman of the     negative effects of spreading worldwide economic
LETTER     Board of the Fund    turmoil. What began as an isolated currency
TO OUR       APPEARS HERE]      devaluation in Thailand in July 1997 eventually
SHAREHOLDERS                    spread to most of Asia and then to Russia and
                                Latin America, but until this summer, the
European and U.S. economies had appeared immune to "Asian contagion." As it became apparent that domestic banks and corporations could suffer significantly from their overseas exposure, a sharp sell-off in global equities began. The uncertainty and turmoil could lead to deteriorating consumer confidence and negatively affect economic growth for the foreseeable future. The extent of the slowdown is still unknown, but many forecasters are looking at the possibility of a recession for the first time in eight years.
    U.S. gross domestic product grew at an annualized rate of 1.8% in the second quarter of 1998, the slowest rate since the first quarter of 1995. While this was attributed to special factors like the strike at General Motors, growth is not expected to rebound much because of ongoing world economic crises. As the stock market dropped and the political crisis in Washington continued to unfold, markets began to look to the Federal Reserve Board (the Fed) to provide some calm by lowering interest rates. The Fed had kept the federal funds rate target at 5.50% since March of 1997. As concern over foreign economies grew, more capital sought the safety and stability of the U.S. Treasury markets, pushing interest rates lower across the yield curve. This flight to quality drove yields of all Treasuries across the maturity spectrum below the 5.50% federal funds target. Yields on one-year Treasury bills dropped dramatically, to 4.62% from almost 5.50% in March 1998.
    For most of the fiscal year, the Fed was focused on the strength of the domestic economy and hence was more apt to raise rates to counteract incipient inflationary pressures. As it became clear that world economic crises would be more serious than originally thought, the Fed shifted its focus to providing liquidity and supporting markets by considering lowering rates. Fixed income markets anticipated several easings. It appeared to be only a matter of time before the Fed endorsed the markets' movements by lowering the federal funds target. After the close of the fiscal year, the Fed did so twice, first at its regular meeting on September 29 and then in an unusual inter-meeting move on October 15, placing the short-term target at 5.00%.

YOUR INVESTMENT PORTFOLIO

Although the Treasury bill yield curve remained expensive relative to the federal funds rate target for most of the year, the Portfolio held to its consistent investment discipline, maintaining a relatively short laddered portfolio structure. This structure is used to help ensure the Portfolio's yield is not unduly influenced by reinvestment rates on any particular maturity date. As Treasury bill rates plunged, the portfolio managers looked to take advantage of the relatively cheaper coupon securities to help add value. The weighted average maturity was held between 35 and 60 days during the fiscal year to take advantage of higher rates available on longer maturities. At the close of the fiscal year, the weighted average maturity was 57 days.

                                                                     (continued)

    This strategy produced competitive yields. As of August 31, 1998, the average monthly yield of the Private Investment Class of the Portfolio was 4.73%; the seven-day yield was 4.74%.
    The Portfolio continues to hold the highest credit quality ratings given by two widely known credit-rating agencies: AAAm from Standard & Poor's Corporation and Aaa from Moody's Investors Service, Inc. The ratings are historical and are based on an analysis of the Portfolio's credit quality, composition, management, and weekly portfolio reviews.
    Net assets of the Private Investment Class stood at $31.14 million at the close of the fiscal year.
    The Treasury TaxAdvantage Portfolio seeks to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. It purchases only direct obligations of the U.S. Treasury, which provides shareholders with dividends exempt from state and local income taxation in certain jurisdictions. Government securities, such as U.S. Treasury bills and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. As with any money market fund, an investment in Treasury TaxAdvantage Portfolio is neither insured nor guaranteed by the U.S. government, the FDIC, or a bank, and there can be no assurance the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

OUTLOOK FOR THE FUTURE

As the fiscal year ended, the economy was expected to slow considerably as foreign economic turmoil and slower consumer spending could push the annualized economic growth rate into the 1% to 2% range. Interest rates had dropped notably, and fixed income markets expected the Fed to lower short-term rates. The Portfolio will continue to maintain its relatively short maturity structure, remaining flexible to take advantage of any sudden shifts in market yields from the increased market volatility.
    We are pleased to send you this annual report on your investment. AIM is committed to the primary goals of safety, liquidity and yield in institutional fund management. We are also committed to customer service and are ready to respond to your comments about this report. If you have any questions, please contact one of our representatives at 800-659-1005. We are happy to be of service.

Respectfully submitted,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

SCHEDULE OF INVESTMENTS
August 31, 1998

                                                   PAR
                                        MATURITY  (000)     VALUE
U.S. TREASURY SECURITIES - 98.98%

U.S. TREASURY BILLS(a) - 42.76%
5.38%                                   09/15/98 $17,000 $ 16,964,432
------------------------------------------------------------------------
4.91%                                   10/08/98   1,500    1,492,430
------------------------------------------------------------------------
4.92%                                   10/08/98   1,500    1,492,415
------------------------------------------------------------------------
4.94%                                   10/22/98   6,200    6,156,610
------------------------------------------------------------------------
4.95%                                   10/22/98   6,000    5,957,925
------------------------------------------------------------------------
4.90%                                   10/29/98   1,700    1,686,580
------------------------------------------------------------------------
4.94%                                   10/29/98   4,500    4,464,185
------------------------------------------------------------------------
4.96%                                   10/29/98   3,000    2,976,027
------------------------------------------------------------------------
4.88%                                   11/12/98   3,000    2,970,720
------------------------------------------------------------------------
4.89%                                   11/12/98   3,500    3,465,770
------------------------------------------------------------------------
4.92%                                   11/12/98   3,900    3,861,624
------------------------------------------------------------------------
4.925%                                  11/12/98   4,000    3,960,600
------------------------------------------------------------------------
4.83%                                   11/27/98   6,300    6,226,463
------------------------------------------------------------------------
                                                           61,675,781
------------------------------------------------------------------------

U.S. TREASURY NOTES - 56.22%

6.00%                                   09/30/98  20,000   20,011,434
------------------------------------------------------------------------
5.875%                                  10/31/98  30,000   30,015,678
------------------------------------------------------------------------
5.50%                                   11/15/98  10,000   10,002,191
------------------------------------------------------------------------
8.875%                                  11/15/98   6,000    6,041,836
------------------------------------------------------------------------
5.625%                                  11/30/98  15,000   15,014,104
------------------------------------------------------------------------
                                                           81,085,243
------------------------------------------------------------------------
   Total U.S. Treasury Securities
    (Cost $142,761,024)                                   142,761,024
------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.98%                               142,761,024(b)
------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.02%                      1,466,178
------------------------------------------------------------------------
NET ASSETS -- 100.00%                                    $144,227,202
========================================================================

(a) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
(b) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998

ASSETS:
Investments, at value (amortized cost)                    $142,761,024
----------------------------------------------------------------------
Cash                                                           535,982
----------------------------------------------------------------------
Interest receivable                                          1,633,831
----------------------------------------------------------------------
Investment for deferred compensation plan                       25,086
----------------------------------------------------------------------
Other assets                                                     1,534
----------------------------------------------------------------------
  Total assets                                             144,957,457
----------------------------------------------------------------------

LIABILITIES:
Payables for:
 Dividends                                                     636,264
----------------------------------------------------------------------
 Deferred compensation                                          25,086
----------------------------------------------------------------------
Accrued administrative services fees                             3,987
----------------------------------------------------------------------
Accrued advisory fees                                           12,942
----------------------------------------------------------------------
Accrued distribution fees                                        7,410
----------------------------------------------------------------------
Accrued transfer agent fees                                      6,199
----------------------------------------------------------------------
Accrued trustees' fees                                           2,195
----------------------------------------------------------------------
Accrued operating expenses                                      36,172
----------------------------------------------------------------------
  Total liabilities                                            730,255
----------------------------------------------------------------------
NET ASSETS                                                $144,227,202
======================================================================
NET ASSETS:
Institutional Class                                       $113,084,306
======================================================================
Private Investment Class                                  $ 31,142,896
======================================================================
SHARES OF BENEFICIAL INTEREST, $.01 PAR VALUE PER SHARE:
Institutional Class                                        113,050,692
======================================================================
Private Investment Class                                    31,133,639
======================================================================
NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share  $       1.00
======================================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended August 31, 1998

INVESTMENT INCOME:
Interest income                                       $10,833,975
------------------------------------------------------------------

EXPENSES:
Advisory fees                                             412,610
------------------------------------------------------------------
Custodian fees                                             10,804
------------------------------------------------------------------
Administrative services fees                               46,759
------------------------------------------------------------------
Trustees' fees and expenses                                10,704
------------------------------------------------------------------
Transfer agent fees                                        34,933
------------------------------------------------------------------
Distribution fees (Note 2)                                181,938
------------------------------------------------------------------
Other                                                      66,389
------------------------------------------------------------------
  Total expenses                                          764,137
------------------------------------------------------------------
Less: Fee waivers                                        (258,591)
------------------------------------------------------------------
  Net expenses                                            505,546
------------------------------------------------------------------
Net investment income                                  10,328,429
------------------------------------------------------------------
Net realized gain on sales of investments                  42,871
------------------------------------------------------------------
Net increase in net assets resulting from operations  $10,371,300
==================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended August 31, 1998 and 1997

                                                  1998          1997
                                              ------------  -------------
OPERATIONS:
 Net investment income                        $ 10,328,429  $  19,242,512
--------------------------------------------------------------------------
 Net realized gain on sales of investments          42,871         77,371
--------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                   10,371,300     19,319,883
--------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
 Institutional Class                            (8,586,021)   (16,879,485)
--------------------------------------------------------------------------
 Private Class                                  (1,742,408)    (2,363,027)
--------------------------------------------------------------------------
Distributions to shareholders from capital
 gains:
 Institutional Class                              (154,304)            --
--------------------------------------------------------------------------
 Private Class                                     (47,000)            --
--------------------------------------------------------------------------
Share transactions-net (See Note 4)           (153,177,145)  (159,710,741)
--------------------------------------------------------------------------
  Net increase (decrease) in net assets       (153,335,578)  (159,633,370)
--------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                          297,562,780    457,196,150
--------------------------------------------------------------------------
  End of period                               $144,227,202  $ 297,562,780
==========================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest               $144,184,331  $ 297,361,476
--------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investments                                      42,871        201,304
--------------------------------------------------------------------------
                                              $144,227,202  $ 297,562,780
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Short-Term Investments Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series, diversified management investment company. The Fund is organized as a Delaware business trust consisting of three different portfolios, each of which offers separate series of shares: the Treasury TaxAdvantage Portfolio, the Government & Agency Portfolio and the Treasury Portfolio. The Government & Agency Portfolio commenced operations on September 1, 1998. Information presented in these financial statements pertains only to the Treasury TaxAdvantage Portfolio (the "Portfolio") with the assets, liabilities and operations of each portfolio accounted for separately. The Portfolio consists of two different classes of shares: the Institutional Class and the Private Investment Class. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is accrued daily. Dividends to shareholders are declared daily and are paid on the first business day of the following month.
C. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio calculated by applying a monthly rate, based upon the following annual rates, to the average daily net assets of the Portfolio:

Net Assets                         RATE
----------------------------------------
First $250 million                 0.20%
----------------------------------------
Over $250 million to $500 million  0.15%
----------------------------------------
Over $500 million                  0.10%
----------------------------------------

 During the year ended August 31, 1998, AIM voluntarily waived advisory fees of $167,622.
 The Portfolio, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Portfolio. During the year ended August 31, 1998, the Portfolio reimbursed AIM $46,759 for such services.
 The Portfolio, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Portfolio. On September 20, 1997, the Board of Trustees approved the appointment of AFS as transfer agent of the Fund effective December 29, 1997. During the year ended August 31, 1998, the Portfolio paid AFS $19,384 for such services. Prior to the effective date of this agreement with AFS, the Portfolio paid A I M Institutional Fund Services, Inc. $8,009 pursuant to a transfer agency and shareholder services agreement for the period September 1, 1997 through December 28, 1997.
 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class. The Plan provides that the Private Investment Class may pay up to a 0.50% maximum annual rate of the Private Investment Class' average daily net assets. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of 0.25% of the average daily net assets of the Private Investment Class to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to the Private Investment Class. During the year ended August 31, 1998, the Private Investment Class paid $90,969 as compensation under the Plan. FMC waived fees of $90,969 for the same period. Certain officers and trustees of the Trust are officers of AIM, FMC and AFS.
 During the year ended August 31, 1998, the Portfolio paid legal fees of $4,488 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Fund.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Fund may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-SHARE INFORMATION

Changes in shares outstanding during the years ended August 31, 1998 and 1997 were as follows:

                                   1998                          1997
                        ---------------------------  ------------------------------
                           SHARES        AMOUNT          SHARES          AMOUNT
                        ------------  -------------  --------------  --------------
Sold:
  Institutional Class    758,084,286  $ 758,084,286   1,249,698,433  $1,249,698,433
-----------------------------------------------------------------------------------
  Private Investment
   Class                 314,695,955    314,695,955     274,981,089     274,981,089
-----------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Class        368,100        368,100         425,111         425,111
-----------------------------------------------------------------------------------
  Private Investment
   Class                     774,188        774,188         479,712         479,712
-----------------------------------------------------------------------------------
Reacquired:
  Institutional Class   (903,477,854)  (903,477,854) (1,399,155,040) (1,399,155,040)
-----------------------------------------------------------------------------------
  Private Investment
   Class                (323,621,820)  (323,621,820)   (286,140,046)   (286,140,046)
-----------------------------------------------------------------------------------
Net increase
 (decrease)             (153,177,145) $(153,177,145)   (159,710,741) $ (159,710,741)
-----------------------------------------------------------------------------------

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Private Investment Class outstanding during each of the years in the three-year period ended August 31, 1998 and the period December 21, 1994 (date sales commenced) through August 31, 1995.

                                        1998        1997     1996     1995
                                       -------     -------  -------  ------
Net asset value, beginning of period   $  1.00     $  1.00  $  1.00  $ 1.00
-------------------------------------- -------     -------  -------  ------
Income from investment operations:
  Net investment income                   0.05        0.05     0.05    0.04
-------------------------------------- -------     -------  -------  ------
  Total from investment operations        0.05        0.05     0.05    0.04
-------------------------------------- -------     -------  -------  ------
Less distributions:
  Dividends from net investment income   (0.05)      (0.05)   (0.05)  (0.04)
-------------------------------------- -------     -------  -------  ------
  Total distributions                    (0.05)      (0.05)   (0.05)  (0.04)
-------------------------------------- -------     -------  -------  ------
Net asset value, end of period         $  1.00     $  1.00  $  1.00  $ 1.00
====================================== =======     =======  =======  ======
Total return                              5.04%       4.87%    4.93%   5.32%(a)
====================================== =======     =======  =======  ======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $31,143     $39,312  $49,978  $5,423
====================================== =======     =======  =======  ======
Ratio of expenses to average net
 assets(b)                                0.45%(c)    0.45%    0.45%   0.45%(a)
====================================== =======     =======  =======  ======
Ratio of net investment income to
 average net assets(d)                    4.80%(c)    4.75%    4.72%   5.21%(a)
====================================== =======     =======  =======  ======

(a) Annualized.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.78%, 0.74%, 0.85% and 1.02% (annualized) for the periods 1998-1995, respectively.
(c) Ratios are based on average net assets of $36,387,542.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.47%, 4.46%, 4.32% and 4.64% (annualized) for the periods 1998-1995, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
Short-Term Investments Trust:

We have audited the accompanying statement of assets and liabilities of the Treasury TaxAdvantage Portfolio (a series portfolio of Short-Term Investments Trust), including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period December 21, 1994 (date sales commenced for the Private Investment Class) through August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury TaxAdvantage Portfolio as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period December 21, 1994 (date sales commenced for the Private Investment Class) through August 31, 1995, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
October 2, 1998

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                         TRUSTEES
Charles T. Bauer                             Carl Frischling
Bruce L. Crockett                           Robert H. Graham         Short-Term
Owen Daly II                                Lewis F. Pennock         Investments Trust
Edward K. Dunn, Jr.                          Ian W. Robinson         (STIT)
Jack M. Fields                                Louis S. Sklar

                         OFFICERS

Charles T. Bauer                                    Chairman
Robert H. Graham                                   President
John J. Arthur                Sr. Vice President & Treasurer
Gary T. Crum                              Sr. Vice President
Carol F. Relihan              Sr. Vice President & Secretary         Treasury
Dana R. Sutton          Vice President & Assistant Treasurer         TaxAdvantage
Melville B. Cox                               Vice President         Portfolio
Karen Dunn Kelley                             Vice President         ----------------------------------------
J. Abbott Sprague                             Vice President         Private                           ANNUAL
Renee A. Friedli                         Assistant Secretary         Investment                        REPORT
P. Michelle Grace                        Assistant Secretary         Class
Jeffrey H. Kupor                         Assistant Secretary
Nancy L. Martin                          Assistant Secretary
Ofelia M. Mayo                           Assistant Secretary                                  AUGUST 31, 1998
Lisa A. Moss                             Assistant Secretary
Kathleen J. Pflueger                     Assistant Secretary
Samuel D. Sirko                          Assistant Secretary
Stephen I. Winer                         Assistant Secretary
Mary J. Benson                           Assistant Treasurer


                      INVESTMENT ADVISOR
                     A I M Advisors, Inc.                                            [LOGO APPEARS HERE]
                 11 Greenway Plaza, Suite 100                                      Fund Management Company
                       Houston, TX 77046
                        (800) 347-1919

                          DISTRIBUTOR
                    Fund Management Company
                 11 Greenway Plaza, Suite 100
                       Houston, TX 77046
                        (800) 659-1005

                           CUSTODIAN
                     The Bank of New York
               90 Washington Street, 11th Floor
                      New York, NY 10286

                     LEGAL COUNSEL TO FUND
            Ballard Spahr Andrews & Ingersoll, LLP
                1735 Market Street, 51st Floor
                  Philadelphia, PA 19103-7599

                  LEGAL COUNSEL TO TRUSTEES
               Kramer, Levin, Naftalis & Frankel
                       919 Third Avenue
                      New York, NY 10022

                        TRANSFER AGENT
                   A I M Fund Services, Inc.
                 11 Greenway Plaza, Suite 100
                    Houston, TX 77046-1173

                           AUDITORS
                     KPMG Peat Marwick LLP
                         700 Louisiana
                     NationsBank Building
                       Houston, TX 77002

This report may be distributed only to current shareholders or to persons who have received a current prospectus.